Exhibit 8

STOCK PURCHASE PLAN

Becker Drapkin Partners (QP), LP (the “Purchaser”), as of September 2, 2014 has entered into this Stock Purchase Plan (the “Purchase Plan”) in order to purchase shares pursuant to the written instructions on Appendix A of the common stock (“Stock”) of Intevac, Inc. (the “Issuer”) pursuant to the requirements of and in conformity with the provisions of Rule 10b5-1 (“Rule 10b5-1”) and Rule 10b-18 (“Rule 10b-18”) promulgated under the Securities Exchange Act of 1934.

The Purchaser requests that Tourmaline Partners, LLC (“TOUR”) executes the Purchase Plan pursuant to the following:

1.	Starting on October 2, 2014 purchase shares of Stock pursuant to the written instructions on Appendix A on a “not held” basis.

2.	TOUR will use its reasonable efforts to effect all open-market purchases pursuant to this Purchase Plan in accordance with the provisions of Rule 10b-18. TOUR will advise the Purchaser of all purchases executed under this Purchase Plan pursuant to the customary trade confirmation.

3.	This Purchase Plan will terminate upon the earliest of:

i.	the opening of the trading day immediately following the receipt by TOUR of written notice by the Purchaser of termination of the Purchase Plan;

ii.	October 30, 2014;

iii.	the completion of the purchases contemplated by the Purchase Plan;

iv.	the date TOUR becomes aware of the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, in each case with respect to the Issuer or the taking of any corporate action by the Issuer to authorize or commence any of the foregoing;

v.	the date the Issuer or any other person publicly announces a tender or exchange offer with respect to the Stock or a merger, acquisition, reorganization, recapitalization or other similar business combination or transaction as a result of the consummation of which the Stock would be exchanged or converted into cash, securities or other property.

vi.	the Purchaser’s or TOUR’s reasonable determination that: (a) the Purchase Plan does not comply with Rule 10b5-1 or other applicable securities laws; or (b) the Purchaser has not, or TOUR has not, complied with the Purchase Plan, Rule 10b5-1 or other applicable securities laws.

4.	Any transaction pending at the time that this Purchase Plan is terminated shall be completed and TOUR shall receive the commission set forth in paragraph 5 below.

5.	The Purchaser will pay TOUR commission not to exceed $.04 per share.

6.	TOUR will provide Purchaser and Issuer with written trade confirmations of the purchases made pursuant to this Purchase Plan promptly after the execution of such transactions and in any event no later than the close of business on the day following any such sales, including sufficient information to permit the client to timely prepare and make all filings required under section 13(d), 13(g) and 16 of the Exchange Act.

7.	TOUR must suspend purchase of shares of Stock under this Purchase Plan on a particular day for any of the following reasons:

i.	A day specified by the Purchase Plan is not a day on which the shares of Stock trade regular way on the listing exchange or primary market center;

ii.	Trading of the shares of Stock on the listing exchange or the primary market center is suspended for any reason; or

iii.	TOUR cannot effect a purchase of shares of Stock due to legal, regulatory or contractual restrictions applicable to it, the Issuer or the Purchaser (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18).

TOUR will resume purchases in accordance with Paragraph 1 and 2 and this Purchase Plan on the next day specified in the Purchase Plan after the condition causing the suspension of purchases has been resolved to the satisfaction of TOUR, the Issuer and the Purchaser.

8.	This Purchase Plan may be modified or amended by the Purchaser provided that such modification is made in good faith and not as part of a scheme to evade the prohibitions of Rule 10b-5 or Rule 10b-18. The Plan may be modified or amended only in accordance with the following:

a. Upon the written agreement of Purchaser and TOUR and approval of any amendment or modification by the Issuer;

b. Upon modification of the Purchase Plan, Purchaser will be subject to a 30 day cooling off period before executing any trades; and

c. Amendments or modifications to the Purchase Plan may only be made during an open trading window and while Purchaser is not in possession of any material nonpublic information and shall be subject to the representations and warranties set forth in Section A below.

9.	TOUR will from time to time trade on a proprietary basis in shares of Stock while in possession of this Purchase Plan and orders contemplated hereby, in accordance with industry rules, including New York Stock Exchange Rule 92. By signing this agreement, you acknowledge the foregoing disclosures, and consent to TOUR trading while it is in possession of this Plan or Purchaser’s order.

A.	The Purchaser’s Representations and Warranties

The Purchaser makes the following representations and warranties, each of which shall continue while this Purchase Plan is in effect and will survive the termination of this Purchase Plan:

i.	At the time of the Purchaser’s execution of this Purchase Plan, the Purchaser is not aware of any material, non-public information with respect to the Issuer or the Stock. The Purchaser is entering into this Purchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1, Rule 10b-18 or other applicable securities laws.

ii.	The Issuer has approved this Purchase Plan, and agreed that the purchases to be made by TOUR pursuant to this Plan will not violate the Issuer’s insider trading policies.

iii.	Purchases of Stock under this Purchase Plan have been duly authorized by the Purchaser and are not prohibited by any legal, regulatory or contractual restriction or undertaking binding on the Purchaser. The Purchaser will inform TOUR as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Purchase Plan by TOUR or the Purchaser and of the occurrence of any event that would cause the Purchase Plan to be suspended or to end as contemplated in paragraphs 3 and 6.

iv.	The Purchaser agrees not to enter into or alter any corresponding or hedging transaction with respect to the Stock while this Purchase Plan remains in effect.

v.	If applicable, the Purchaser agrees to provide TOUR with all necessary information regarding the Purchaser’s previous purchases, as may be required for TOUR to calculate the Purchaser’s volume limitations under Rule 10b-18.

vi.	The Purchaser agrees to provide TOUR any documents that it reasonably requests to effect this Purchase Plan, including but not limited to: (i) a W-8 for the Purchaser; (ii) a copy of resolutions duly adopted by the Purchaser’s Board of Directors authorizing the Repurchase Program and/or this Purchase Plan; and (iii) a corporate resolution or secretary’s certificate identifying the undersigned and other specified individuals the authority to implement the Purchase Plan by, among other things, engaging a broker-dealer to act as the Purchaser’s agent for such purposes, establishing and maintaining an account on behalf of the Purchaser for the Purchase Program and to transact in and instruct such broker or dealer on the account to effect the Purchase Plan (“Authorized Persons”).

vii.	The Purchaser agrees that it will not take any action that would cause any purchase of Stock under this Purchase Plan not to comply with Rule 10b-18 or any other applicable law.

viii.	The Purchaser agrees that it does not have authority, influence or control over any purchase of Stock effected by TOUR pursuant to this Purchase Plan and will not attempt to exercise any such authority, influence or control. The Purchaser agrees that it will not, communicate any information relating to the Stock, the Issuer or the Purchaser to any employee of TOUR or its affiliates who are responsible for purchasing Stock in accordance with this Purchase Plan and during the time this Purchase Plan is in effect.

ix.	The Purchaser acknowledges and agrees that the Purchase Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code, as it may be amended (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.

x.	This Purchase Plan constitutes the Purchaser’s legal, valid and binding obligation enforceable against the Purchaser in accordance with its terms. There is no litigation, arbitration or other proceeding pending, or to the Purchaser’s knowledge threatened, that would prevent or interfere with the Purchaser’s purchase of Stock under this Purchase Plan.

xi.	That TOUR will be the Purchaser’s exclusive agent for the repurchase of shares of Stock pursuant to this Purchase Plan and any other repurchase program during the duration of this Purchase Plan.

xii.	The Purchaser agrees to transfer funds for purchases of Stock that TOUR makes on behalf of the Purchaser, but in no case later than the settlement date stipulated on the applicable trade confirmation.

xiii.	The Purchaser agrees to provide TOUR with trade reporting and security delivery instructions for the daily trade reporting and account statements as well as the delivery of the Stock purchased by TOUR on the Purchaser’s behalf.

xiv.	Purchaser agrees to make all filings, if any, required under Sections 13(d), 13(g) and 16 of the Exchange Act in a timely manner, to the extent any such filings are applicable to Purchaser.

B)	Indemnification and Limitation on Liability

1.	The Purchaser agrees to indemnify and hold harmless TOUR (and its directors, officers, employees and affiliates) from and against all claims, liabilities, losses, damages and expenses (including reasonable attorney’s fees and costs) arising out of or attributable to: a.) any material breach by the Purchaser of this Purchase Plan (including the Purchaser’s representations and warranties), and b.) any violation by the Purchaser of applicable laws or regulations. The Purchaser will have no indemnification obligations in the case of gross negligence or willful misconduct of TOUR or any other indemnified person. This indemnification will survive the termination of this Purchase Plan.

2.	Notwithstanding any other provision herein, neither TOUR nor the Purchaser will be liable for:

i.	Special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages or any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen.

ii.	Any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.

3.	The Purchaser acknowledges and agrees that TOUR has not provided the Purchaser with any tax, accounting or legal advice with respect to this Purchase Plan, including whether the Purchaser would be entitled to any of the affirmative defenses under Rule 10b5-1.

C)	Governing Law

This Purchase Plan will be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to such State’s conflict of laws rules.

D)	Entire Agreement

This Purchase Plan (including any Appendices, Annexes or Exhibits) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any previous or contemporaneous agreements, understandings, proposals or promises with respect thereto, whether written or oral.

E)	Assignment

This Purchase Plan and each party’s rights and obligations hereunder may not be assigned or delegated without the written permission of the other party and shall inure to the benefit of each party’s successors and permitted assigns, whether by merger, consolidation or otherwise.

F)	Notices

All required notifications to TOUR under this Purchase Plan shall be made in writing, sent via facsimile and confirmed by telephone to:

[redacted]

All required notifications to the Purchaser under this Purchase Plan shall be made in writing, sent via e-mail, and confirmed by telephone to:

[redacted]

G)	Counterparts

This Purchase Plan may be executed in two or more counterparts and by facsimile signature.

Your execution of this agreement constitutes your representation that you are authorized by the Purchaser to enter into this agreement and confirms your agreement with the foregoing. Upon executing and returning one copy of this letter to the undersigned, this agreement shall become a binding agreement between the Purchaser and Tourmaline Partners, LLC

BECKER DRAPKIN PARTNERS (QP), LP

By:	/s/ Steven R. Becker

Name:	Steven R. Becker

Title:	Managing Partner

ACKNOWLEDGED AND AGREED:

Tourmaline Partners, LLC

By:	/s/ Daniel Dispigna

Name:	Daniel Dispigna

Title:	COO

STOCK PURCHASE PLAN

Becker Drapkin Partners, LP (the “Purchaser”), as of September 2, 2014 has entered into this Stock Purchase Plan (the “Purchase Plan”) in order to purchase shares pursuant to the written instructions on Appendix A of the common stock (“Stock”) of Intevac, Inc. (the “Issuer”) pursuant to the requirements of and in conformity with the provisions of Rule 10b5-1 (“Rule 10b5-1”) and Rule 10b-18 (“Rule 10b-18”) promulgated under the Securities Exchange Act of 1934.

The Purchaser requests that Tourmaline Partners, LLC (“TOUR”) executes the Purchase Plan pursuant to the following:

1.	Starting on October 2, 2014 purchase shares of Stock pursuant to the written instructions on Appendix A on a “not held” basis.

2.	TOUR will use its reasonable efforts to effect all open-market purchases pursuant to this Purchase Plan in accordance with the provisions of Rule 10b-18. TOUR will advise the Purchaser of all purchases executed under this Purchase Plan pursuant to the customary trade confirmation.

3.	This Purchase Plan will terminate upon the earliest of:

i.	the opening of the trading day immediately following the receipt by TOUR of written notice by the Purchaser of termination of the Purchase Plan;

ii.	October 30, 2014;

iii.	the completion of the purchases contemplated by the Purchase Plan;

iv.	the date TOUR becomes aware of the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, in each case with respect to the Issuer or the taking of any corporate action by the Issuer to authorize or commence any of the foregoing;

v.	the date the Issuer or any other person publicly announces a tender or exchange offer with respect to the Stock or a merger, acquisition, reorganization, recapitalization or other similar business combination or transaction as a result of the consummation of which the Stock would be exchanged or converted into cash, securities or other property.

vi.	the Purchaser’s or TOUR’s reasonable determination that: (a) the Purchase Plan does not comply with Rule 10b5-1 or other applicable securities laws; or (b) the Purchaser has not, or TOUR has not, complied with the Purchase Plan, Rule 10b5-1 or other applicable securities laws.

4.	Any transaction pending at the time that this Purchase Plan is terminated shall be completed and TOUR shall receive the commission set forth in paragraph 5 below.

5.	The Purchaser will pay TOUR commission not to exceed $.04 per share.

6.	TOUR will provide Purchaser and Issuer with written trade confirmations of the purchases made pursuant to this Purchase Plan promptly after the execution of such transactions and in any event no later than the close of business on the day following any such sales, including sufficient information to permit the client to timely prepare and make all filings required under section 13(d), 13(g) and 16 of the Exchange Act.

7.	TOUR must suspend purchase of shares of Stock under this Purchase Plan on a particular day for any of the following reasons:

i.	A day specified by the Purchase Plan is not a day on which the shares of Stock trade regular way on the listing exchange or primary market center;

ii.	Trading of the shares of Stock on the listing exchange or the primary market center is suspended for any reason; or

iii.	TOUR cannot effect a purchase of shares of Stock due to legal, regulatory or contractual restrictions applicable to it, the Issuer or the Purchaser (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18).

TOUR will resume purchases in accordance with Paragraph 1 and 2 and this Purchase Plan on the next day specified in the Purchase Plan after the condition causing the suspension of purchases has been resolved to the satisfaction of TOUR, the Issuer and the Purchaser.

8.	This Purchase Plan may be modified or amended by the Purchaser provided that such modification is made in good faith and not as part of a scheme to evade the prohibitions of Rule 10b-5 or Rule 10b-18. The Plan may be modified or amended only in accordance with the following:

a. Upon the written agreement of Purchaser and TOUR and approval of any amendment or modification by the Issuer;

b. Upon modification of the Purchase Plan, Purchaser will be subject to a 30 day cooling off period before executing any trades; and

c. Amendments or modifications to the Purchase Plan may only be made during an open trading window and while Purchaser is not in possession of any material nonpublic information and shall be subject to the representations and warranties set forth in Section A below.

9.	TOUR will from time to time trade on a proprietary basis in shares of Stock while in possession of this Purchase Plan and orders contemplated hereby, in accordance with industry rules, including New York Stock Exchange Rule 92. By signing this agreement, you acknowledge the foregoing disclosures, and consent to TOUR trading while it is in possession of this Plan or Purchaser’s order.

A.	The Purchaser’s Representations and Warranties

The Purchaser makes the following representations and warranties, each of which shall continue while this Purchase Plan is in effect and will survive the termination of this Purchase Plan:

i.	At the time of the Purchaser’s execution of this Purchase Plan, the Purchaser is not aware of any material, non-public information with respect to the Issuer or the Stock. The Purchaser is entering into this Purchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1, Rule 10b-18 or other applicable securities laws.

ii.	The Issuer has approved this Purchase Plan, and agreed that the purchases to be made by TOUR pursuant to this Plan will not violate the Issuer’s insider trading policies.

iii.	Purchases of Stock under this Purchase Plan have been duly authorized by the Purchaser and are not prohibited by any legal, regulatory or contractual restriction or undertaking binding on the Purchaser. The Purchaser will inform TOUR as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Purchase Plan by TOUR or the Purchaser and of the occurrence of any event that would cause the Purchase Plan to be suspended or to end as contemplated in paragraphs 3 and 6.

iv.	The Purchaser agrees not to enter into or alter any corresponding or hedging transaction with respect to the Stock while this Purchase Plan remains in effect.

v.	If applicable, the Purchaser agrees to provide TOUR with all necessary information regarding the Purchaser’s previous purchases, as may be required for TOUR to calculate the Purchaser’s volume limitations under Rule 10b-18.

vi.	The Purchaser agrees to provide TOUR any documents that it reasonably requests to effect this Purchase Plan, including but not limited to: (i) a W-8 for the Purchaser; (ii) a copy of resolutions duly adopted by the Purchaser’s Board of Directors authorizing the Repurchase Program and/or this Purchase Plan; and (iii) a corporate resolution or secretary’s certificate identifying the undersigned and other specified individuals the authority to implement the Purchase Plan by, among other things, engaging a broker-dealer to act as the Purchaser’s agent for such purposes, establishing and maintaining an account on behalf of the Purchaser for the Purchase Program and to transact in and instruct such broker or dealer on the account to effect the Purchase Plan (“Authorized Persons”).

vii.	The Purchaser agrees that it will not take any action that would cause any purchase of Stock under this Purchase Plan not to comply with Rule 10b-18 or any other applicable law.

viii.	The Purchaser agrees that it does not have authority, influence or control over any purchase of Stock effected by TOUR pursuant to this Purchase Plan and will not attempt to exercise any such authority, influence or control. The Purchaser agrees that it will not, communicate any information relating to the Stock, the Issuer or the Purchaser to any employee of TOUR or its affiliates who are responsible for purchasing Stock in accordance with this Purchase Plan and during the time this Purchase Plan is in effect.

ix.	The Purchaser acknowledges and agrees that the Purchase Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code, as it may be amended (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.

x.	This Purchase Plan constitutes the Purchaser’s legal, valid and binding obligation enforceable against the Purchaser in accordance with its terms. There is no litigation, arbitration or other proceeding pending, or to the Purchaser’s knowledge threatened, that would prevent or interfere with the Purchaser’s purchase of Stock under this Purchase Plan.

xi.	That TOUR will be the Purchaser’s exclusive agent for the repurchase of shares of Stock pursuant to this Purchase Plan and any other repurchase program during the duration of this Purchase Plan.

xii.	The Purchaser agrees to transfer funds for purchases of Stock that TOUR makes on behalf of the Purchaser, but in no case later than the settlement date stipulated on the applicable trade confirmation.

xiii.	The Purchaser agrees to provide TOUR with trade reporting and security delivery instructions for the daily trade reporting and account statements as well as the delivery of the Stock purchased by TOUR on the Purchaser’s behalf.

xiv.	Purchaser agrees to make all filings, if any, required under Sections 13(d), 13(g) and 16 of the Exchange Act in a timely manner, to the extent any such filings are applicable to Purchaser.

B)	Indemnification and Limitation on Liability

1.	The Purchaser agrees to indemnify and hold harmless TOUR (and its directors, officers, employees and affiliates) from and against all claims, liabilities, losses, damages and expenses (including reasonable attorney’s fees and costs) arising out of or attributable to: a.) any material breach by the Purchaser of this Purchase Plan (including the Purchaser’s representations and warranties), and b.) any violation by the Purchaser of applicable laws or regulations. The Purchaser will have no indemnification obligations in the case of gross negligence or willful misconduct of TOUR or any other indemnified person. This indemnification will survive the termination of this Purchase Plan.

2.	Notwithstanding any other provision herein, neither TOUR nor the Purchaser will be liable for:

i.	Special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages or any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen.

ii.	Any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.

3.	The Purchaser acknowledges and agrees that TOUR has not provided the Purchaser with any tax, accounting or legal advice with respect to this Purchase Plan, including whether the Purchaser would be entitled to any of the affirmative defenses under Rule 10b5-1.

C)	Governing Law

This Purchase Plan will be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to such State’s conflict of laws rules.

D)	Entire Agreement

This Purchase Plan (including any Appendices, Annexes or Exhibits) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any previous or contemporaneous agreements, understandings, proposals or promises with respect thereto, whether written or oral.

E)	Assignment

This Purchase Plan and each party’s rights and obligations hereunder may not be assigned or delegated without the written permission of the other party and shall inure to the benefit of each party’s successors and permitted assigns, whether by merger, consolidation or otherwise.

F)	Notices

All required notifications to TOUR under this Purchase Plan shall be made in writing, sent via facsimile and confirmed by telephone to:

[redacted]

All required notifications to the Purchaser under this Purchase Plan shall be made in writing, sent via e-mail, and confirmed by telephone to:

[redacted]

G)	Counterparts

This Purchase Plan may be executed in two or more counterparts and by facsimile signature.

Your execution of this agreement constitutes your representation that you are authorized by the Purchaser to enter into this agreement and confirms your agreement with the foregoing. Upon executing and returning one copy of this letter to the undersigned, this agreement shall become a binding agreement between the Purchaser and Tourmaline Partners, LLC

BECKER DRAPKIN PARTNERS, LP

By:	/s/ Steven R. Becker

Name:	Steven R. Becker

Title:	Managing Partner

ACKNOWLEDGED AND AGREED:

Tourmaline Partners, LLC

By:	/s/ Daniel Dispigna

Name:	Daniel Dispigna

Title:	COO

STOCK PURCHASE PLAN

Becker Drapkin Management, L.P. (the “Advisor”) on behalf of a Managed Account (“the Purchaser”), as of September 2, 2014 has entered into this Stock Purchase Plan (the “Purchase Plan”) in order to purchase shares pursuant to the written instructions on Appendix A of the common stock (“Stock”) of Intevac, Inc. (the “Issuer”) pursuant to the requirements of and in conformity with the provisions of Rule 10b5-1 (“Rule 10b5-1”) and Rule 10b-18 (“Rule 10b-18”) promulgated under the Securities Exchange Act of 1934.

The Purchaser requests that Tourmaline Partners, LLC (“TOUR”) executes the Purchase Plan pursuant to the following:

1.	Starting on October 2, 2014 purchase shares of Stock pursuant to the written instructions on Appendix A on a “not held” basis.

2.	TOUR will use its reasonable efforts to effect all open-market purchases pursuant to this Purchase Plan in accordance with the provisions of Rule 10b-18. TOUR will advise the Purchaser of all purchases executed under this Purchase Plan pursuant to the customary trade confirmation.

3.	This Purchase Plan will terminate upon the earliest of:

i.	the opening of the trading day immediately following the receipt by TOUR of written notice by the Purchaser of termination of the Purchase Plan;

ii.	October 30, 2014;

iii.	the completion of the purchases contemplated by the Purchase Plan;

iv.	the date TOUR becomes aware of the commencement of any voluntary or involuntary case or other proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or similar law or seeking the appointment of a trustee, receiver or other similar official, in each case with respect to the Issuer or the taking of any corporate action by the Issuer to authorize or commence any of the foregoing;

v.	the date the Issuer or any other person publicly announces a tender or exchange offer with respect to the Stock or a merger, acquisition, reorganization, recapitalization or other similar business combination or transaction as a result of the consummation of which the Stock would be exchanged or converted into cash, securities or other property.

vi.	the Purchaser’s or TOUR’s reasonable determination that: (a) the Purchase Plan does not comply with Rule 10b5-1 or other applicable securities laws; or (b) the Purchaser has not, or TOUR has not, complied with the Purchase Plan, Rule 10b5-1 or other applicable securities laws.

4.	Any transaction pending at the time that this Purchase Plan is terminated shall be completed and TOUR shall receive the commission set forth in paragraph 5 below.

5.	The Purchaser will pay TOUR commission not to exceed $.04 per share.

6.	TOUR will provide Purchaser and Issuer with written trade confirmations of the purchases made pursuant to this Purchase Plan promptly after the execution of such transactions and in any event no later than the close of business on the day following any such sales, including sufficient information to permit the client to timely prepare and make all filings required under section 13(d), 13(g) and 16 of the Exchange Act.

7.	TOUR must suspend purchase of shares of Stock under this Purchase Plan on a particular day for any of the following reasons:

i.	A day specified by the Purchase Plan is not a day on which the shares of Stock trade regular way on the listing exchange or primary market center;

ii.	Trading of the shares of Stock on the listing exchange or the primary market center is suspended for any reason; or

iii.	TOUR cannot effect a purchase of shares of Stock due to legal, regulatory or contractual restrictions applicable to it, the Issuer or the Purchaser (including without limitation, Regulation M, Rule 10b-5 or Rule 10b-18).

TOUR will resume purchases in accordance with Paragraph 1 and 2 and this Purchase Plan on the next day specified in the Purchase Plan after the condition causing the suspension of purchases has been resolved to the satisfaction of TOUR, the Issuer and the Purchaser.

8.	This Purchase Plan may be modified or amended by the Purchaser provided that such modification is made in good faith and not as part of a scheme to evade the prohibitions of Rule 10b-5 or Rule 10b-18. The Plan may be modified or amended only in accordance with the following:

a. Upon the written agreement of Purchaser and TOUR and approval of any amendment or modification by the Issuer;

b. Upon modification of the Purchase Plan, Purchaser will be subject to a 30 day cooling off period before executing any trades; and

c. Amendments or modifications to the Purchase Plan may only be made during an open trading window and while Purchaser is not in possession of any material nonpublic information and shall be subject to the representations and warranties set forth in Section A below.

9.	TOUR will from time to time trade on a proprietary basis in shares of Stock while in possession of this Purchase Plan and orders contemplated hereby, in accordance with industry rules, including New York Stock Exchange Rule 92. By signing this agreement, you acknowledge the foregoing disclosures, and consent to TOUR trading while it is in possession of this Plan or Purchaser’s order.

A.	The Purchaser’s Representations and Warranties

The Purchaser makes the following representations and warranties, each of which shall continue while this Purchase Plan is in effect and will survive the termination of this Purchase Plan:

i.	At the time of the Purchaser’s execution of this Purchase Plan, the Purchaser is not aware of any material, non-public information with respect to the Issuer or the Stock. The Purchaser is entering into this Purchase Plan in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1, Rule 10b-18 or other applicable securities laws.

ii.	The Issuer has approved this Purchase Plan, and agreed that the purchases to be made by TOUR pursuant to this Plan will not violate the Issuer’s insider trading policies.

iii.	Purchases of Stock under this Purchase Plan have been duly authorized by the Purchaser and are not prohibited by any legal, regulatory or contractual restriction or undertaking binding on the Purchaser. The Purchaser will inform TOUR as soon as possible of any subsequent legal or contractual restrictions affecting the execution of the Purchase Plan by TOUR or the Purchaser and of the occurrence of any event that would cause the Purchase Plan to be suspended or to end as contemplated in paragraphs 3 and 6.

iv.	The Purchaser agrees not to enter into or alter any corresponding or hedging transaction with respect to the Stock while this Purchase Plan remains in effect.

v.	If applicable, the Purchaser agrees to provide TOUR with all necessary information regarding the Purchaser’s previous purchases, as may be required for TOUR to calculate the Purchaser’s volume limitations under Rule 10b-18.

vi.	The Purchaser agrees to provide TOUR any documents that it reasonably requests to effect this Purchase Plan, including but not limited to: (i) a W-8 for the Purchaser; (ii) a copy of resolutions duly adopted by the Purchaser’s Board of Directors authorizing the Repurchase Program and/or this Purchase Plan; and (iii) a corporate resolution or secretary’s certificate identifying the undersigned and other specified individuals the authority to implement the Purchase Plan by, among other things, engaging a broker-dealer to act as the Purchaser’s agent for such purposes, establishing and maintaining an account on behalf of the Purchaser for the Purchase Program and to transact in and instruct such broker or dealer on the account to effect the Purchase Plan (“Authorized Persons”).

vii.	The Purchaser agrees that it will not take any action that would cause any purchase of Stock under this Purchase Plan not to comply with Rule 10b-18 or any other applicable law.

viii.	The Purchaser agrees that it does not have authority, influence or control over any purchase of Stock effected by TOUR pursuant to this Purchase Plan and will not attempt to exercise any such authority, influence or control. The Purchaser agrees that it will not, communicate any information relating to the Stock, the Issuer or the Purchaser to any employee of TOUR or its affiliates who are responsible for purchasing Stock in accordance with this Purchase Plan and during the time this Purchase Plan is in effect.

ix.	The Purchaser acknowledges and agrees that the Purchase Plan is a “securities contract,” as such term is defined in Section 741(7) of Title 11 of the United States Code, as it may be amended (the “Bankruptcy Code”), entitled to all of the protections given such contracts under the Bankruptcy Code.

x.	This Purchase Plan constitutes the Purchaser’s legal, valid and binding obligation enforceable against the Purchaser in accordance with its terms. There is no litigation, arbitration or other proceeding pending, or to the Purchaser’s knowledge threatened, that would prevent or interfere with the Purchaser’s purchase of Stock under this Purchase Plan.

xi.	That TOUR will be the Purchaser’s exclusive agent for the repurchase of shares of Stock pursuant to this Purchase Plan and any other repurchase program during the duration of this Purchase Plan.

xii.	The Purchaser agrees to transfer funds for purchases of Stock that TOUR makes on behalf of the Purchaser, but in no case later than the settlement date stipulated on the applicable trade confirmation.

xiii.	The Purchaser agrees to provide TOUR with trade reporting and security delivery instructions for the daily trade reporting and account statements as well as the delivery of the Stock purchased by TOUR on the Purchaser’s behalf.

xiv.	Purchaser agrees to make all filings, if any, required under Sections 13(d), 13(g) and 16 of the Exchange Act in a timely manner, to the extent any such filings are applicable to Purchaser.

B)	Indemnification and Limitation on Liability

1.	The Purchaser agrees to indemnify and hold harmless TOUR (and its directors, officers, employees and affiliates) from and against all claims, liabilities, losses, damages and expenses (including reasonable attorney’s fees and costs) arising out of or attributable to: a.) any material breach by the Purchaser of this Purchase Plan (including the Purchaser’s representations and warranties), and b.) any violation by the Purchaser of applicable laws or regulations. The Purchaser will have no indemnification obligations in the case of gross negligence or willful misconduct of TOUR or any other indemnified person. This indemnification will survive the termination of this Purchase Plan.

2.	Notwithstanding any other provision herein, neither TOUR nor the Purchaser will be liable for:

i.	Special, indirect, punitive, exemplary, or consequential damages, or incidental losses or damages or any kind, even if advised of the possibility of such losses or damages or if such losses or damages could have been reasonably foreseen.

ii.	Any failure to perform or for any delay in performance that results from a cause or circumstance that is beyond its reasonable control, including but not limited to failure of electronic or mechanical equipment, strikes, failure of common carrier or utility systems, severe weather, market disruptions or other causes commonly known as “acts of God”.

3.	The Purchaser acknowledges and agrees that TOUR has not provided the Purchaser with any tax, accounting or legal advice with respect to this Purchase Plan, including whether the Purchaser would be entitled to any of the affirmative defenses under Rule 10b5-1.

C)	Governing Law

This Purchase Plan will be governed by, and construed in accordance with, the laws of the State of Connecticut, without regard to such State’s conflict of laws rules.

D)	Entire Agreement

This Purchase Plan (including any Appendices, Annexes or Exhibits) constitutes the entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes any previous or contemporaneous agreements, understandings, proposals or promises with respect thereto, whether written or oral.

E)	Assignment

This Purchase Plan and each party’s rights and obligations hereunder may not be assigned or delegated without the written permission of the other party and shall inure to the benefit of each party’s successors and permitted assigns, whether by merger, consolidation or otherwise.

F)	Notices

All required notifications to TOUR under this Purchase Plan shall be made in writing, sent via facsimile and confirmed by telephone to:

[redacted]

All required notifications to the Purchaser under this Purchase Plan shall be made in writing, sent via e-mail, and confirmed by telephone to:

[redacted]

G)	Counterparts

This Purchase Plan may be executed in two or more counterparts and by facsimile signature.

Your execution of this agreement constitutes your representation that you are authorized by the Purchaser to enter into this agreement and confirms your agreement with the foregoing. Upon executing and returning one copy of this letter to the undersigned, this agreement shall become a binding agreement between the Purchaser and Tourmaline Partners, LLC

BECKER DRAPKIN MANAGEMENT, LP ON BEHALF OF A MANAGED ACCOUNT

By:	/s/ Steven R. Becker

Name:	Steven R. Becker

Title:	Managing Partner

ACKNOWLEDGED AND AGREED:

Tourmaline Partners, LLC

By:	/s/ Daniel Dispigna

Name:	Daniel Dispigna

Title:	COO